Confidential Treatment Requested by Prothena Corporation plc

Exhibit 10.6
Commercial Supply Contract
(the “Contract”)
between
Prothena Therapeutics Limited
Adelphi Plaza
Upper George's Street
Dún Laoghaire
Co. Dublin
A96 T927
Ireland
(“Customer”)
and
Rentschler Biotechnologie GmbH
Erwin-Rentschler-Str. 21, 88471 Laupheim,
Germany
(“Rentschler”)
each or together called the “Party/Parties”.
WHEREAS, Rentschler and Customer have entered into a Master Development Services Agreement dated August 10, 2015 (the “MDSA”) for certain development and manufacturing services for clinical purposes for Customer’s Product (as defined below);
WHEREAS, Rentschler and Customer entered into a non-binding Letter of Intent dated August 11, 2015, to set forth the Parties’ intentions in relation to the terms and conditions governing the commercial supply of Product; and
WHEREAS, Customer desires to have Rentschler manufacture Product for supply to Customer, all on the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Rentschler and Customer agree as follows:

1.	Definitions

1.1.
“Affiliate” means any corporation or other entity that controls, is controlled by, or is under common control with, a Party hereto. An entity shall be regarded as in control of another corporation or entity if it (a) owns or directly or indirectly controls more than fifty percent (50%) of the voting securities or other ownership interest of the other corporation or entity, or (b) possesses, directly or indirectly, the power to direct or cause the direction of management or policies of the entity in question (whether through ownership interests, by contract or otherwise).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

1.2.
“Applicable Law” shall mean all laws, statutes, ordinances, codes, rules, and regulations that have been enacted by a Government Authority and are in force as of the Effective Date or come into force during the Term, in each case to the extent that the same are applicable to the performance by the Parties of their respective obligations under this Contract.

1.3.	“Batch” means each single Manufacturing run of Product at [***] litre scale.

1.4.	“Batch Capacity” has the meaning set forth in Section 2.2.

1.5.	“[***]” has the meaning set forth in Section 1.23.

1.6.	“Binding Forecast” has the meaning set forth in Section 3.3.

1.7.	“BLA” or “Biologics License Application” means a request for permission from the FDA to introduce, or deliver for introduction, a biologic product into interstate commerce (21 CFR 601.2).

1.8.	“Calendar Quarter” means the respective periods of three consecutive calendar months ending on March 31, June 30, September 30 and December 31 in each calendar year.

1.9.	“Cell Line” means the [***] with the designation NEOD001.

1.10.
“Certificate of Analysis” means, with respect to a Batch, that complete and accurate document setting forth the measured and observable characteristics of each Batch as required by the applicable Purchase Order, Specifications and Quality Agreement, as dated, executed and provided to Customer by Rentschler.

1.11.	“Claim” has the meaning set forth in Section 12.5.

1.12.	“Collaboration Intellectual Property” has the meaning set forth in Section 15.5.1.

1.13.
“cGMP” means Current Good Manufacturing Practices as promulgated under each of the following as in effect on the Effective Date and as amended or revised after the Effective Date: (a) the EU cGMP Guidelines, (b) the U.S. Food, Drug & Cosmetics Act (21 U.S.C. § 301 et seq.) and related U.S. regulations, including 21 Code of Federal Regulations (Chapters 210 and 211) and other FDA regulations, policies, or guidelines in effect at a particular time for the manufacture, testing and quality control of investigational drugs; and (c) the ICH guide Q7a “ICH Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients” as applied to investigational drugs (section 19 of such guide).

1.14.	“Commercial Intellectual Property” means all intellectual property which arises out of or in connection with Rentschler’s activities performed under this Contract.

1.15.
“Confirmation of Compliance” means Rentschler´s complete and accurate certificate, executed and delivered to Customer in connection with each Batch of Product, confirming that such Batch of Product was manufactured according to cGMPs, the applicable process and applicable laws at the place of manufacturing, and setting forth any deviations therefrom and the results of final investigations thereof.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

1.16.	“Consumables” has the meaning set forth in Section 2.5.

1.17.	“Contract Year” shall mean a year beginning on the Effective Date, or an anniversary of the Effective Date during the Term, and ending one (1) year after such respective date.

1.18.
“Controlled” means with respect to any intellectual property right, the possession (whether by ownership or license, other than pursuant to this Contract) by a Party of the ability to grant to the other Party access and/or a license as provided herein under such right without violating the terms of any agreement or other arrangements with any third party existing before or after the Effective Date.

1.19.	“Customer Confidential Information” has the meaning set forth in Section 17.2.

1.20.	“Customer Embodiment” has the meaning set forth in Section 15.5.1.

1.21.	“Customer Indemnitees” has the meaning set forth in Section 12.6.

1.22.	“Customer Intellectual Property” has the meaning set forth in Section 15.4.

1.23.	“Customer Technology” means (i) [***], and (ii) all [***] (a) [***], and/or (b) [***]. [***] shall include any [***] pursuant to [***] and any [***] that is [***] pursuant to [***].

1.24.	“Dispute” has the meaning as set forth in Section 5.3.

1.25.	“Dispute Notice” has the meaning as set forth in Section 5.3.

1.26.	“DMF” means the drug master file for the Product.

1.27.	“DSP Services” has the meaning as mentioned in Section 10.1.

1.28.	“Effective Date” means the 9th day of November, 2016.

1.29.	“EMA” means European Medicines Agency.

1.30.	“EU cGMP Guidelines” has the meaning as set forth in Section 4.3.

1.31.	“Executives” has the meaning set forth in Section 5.3.

1.32.	“Exit Fee” has the meaning set forth in Section 10.2.

1.33.	“Facility" has the meaning as set forth in Section 18.2.1.

1.34.	“FDA” means the U.S. Food and Drug Administration.

1.35.	“For-Cause Audits” has the meaning set forth in Section 7.4.2.

1.36.
“Government Authority” shall mean any supranational, national, regional, state or local government, court, governmental agency, authority, board, bureau, instrumentality, regulatory body, or other government entity, including without limitation any of the foregoing that is involved in the granting of approvals, licenses,

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

registrations, or authorizations for development and commercialization of the Product.

1.37.	“IND” or “Investigational New Drug Application” means a request for authorization from the FDA to administer an investigational new drug or biological product to humans.

1.38.	“Initial Technology Transfer” has the meaning set forth in Section 2.2.

1.39.	“Initial Term” has the meaning set forth in Section 19.1.

1.40.	“Initiation Notice” has the meaning as set forth in Section 20.3.

1.41.	“Long Range Forecast” means the forecast levels set forth in Section 3.3.

1.42.	“Losses” has the meaning set forth in Section 12.5.

1.43.	“MAA” or “Marketing Authorization Application” means a request for permission from the EMA and European Commission to bring a newly developed medicinal product to market.

1.44.	“Manufacture", “Manufactured” or "Manufacturing” shall mean the manufacture of the Product for commercial purposes.

1.45.	“Non-Conforming Product” has the meaning as set forth in Section 6.3.

1.46.	“Other Intellectual Property” has the meaning set forth in Section 15.6.

1.47.	“Price” means the payment for the Manufacture as set forth in Section 9.1.

1.48.	“Product” means the [***] NEOD001, [***] drug substance.

1.49.	“Project Intellectual Property” shall have the meaning given in the MDSA.

1.50.	“Project Manager” has the meaning set forth in Section 4.2.

1.51.	“Purchase Order” shall have the meaning set forth in Section 3.5.

1.52.	“Quality Agreement” shall have the meaning set forth in Section 4.4.

1.53.	“Release” means, with respect to a Batch of Product, the release of the Product arising from such Batch to Customer in accordance with the terms of the Quality Agreement.

1.54.	“Renewal Term” has the meaning set forth in Section 19.1.

1.55.	“Rentschler Confidential Information” has the meaning set forth in Section 17.1.

1.56.	“Rentschler Indemnitees” has the meaning set forth in Section 12.5.

1.57.	“Rentschler Intellectual Property” has the meaning set forth in Section 15.5.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

1.58.
“Rentschler's Qualified Person” means the person(s) in Rentschler who will provide the requisite certification for release of Product as required by Applicable Law and pharmaceutical regulations further defined in EU GMP Guide Annex 16.

1.59.	“Rentschler Technology” means [***] (a) [***] pursuant to [***], and/or (b) [***].

1.60.	“Representatives" has the meaning set forth in Section 5.1.

1.61.	“[***]” has the meaning set forth in Section 3.8.

1.62.	“Scale Up Date” means the date of completion of the last process performance qualification Batch.

1.63.	“Second Source” has the meaning as set forth in Section 3.4.

1.64.
“Specifications” means all the tests, analytical methods and/or limits, and the results thereof, as applicable, mutually agreed by the Parties in writing, with which the respective Product has to conform to be considered acceptable by Customer.

1.65.	“Steering Committee” has the meaning set forth in Section 5.1.

1.66.
“Target Amount” means the expected amount of Product resulting from one production Batch. The Target Amount will be agreed by the Parties following completion of the process performance qualification Batches.

1.67.
“Technology” means all cDNA, cell lines, cell banks, master cell banks, constructs, reagents, cell culture media, antibodies and/or other tangible materials, methods, techniques, processes, trade secrets, patent rights, copyrights, know-how, data, documentation, regulatory submissions, specifications and other intellectual property rights of any kind.

1.68.	“Technology Transfer” has the meaning as set forth in Section 20.1.

1.69.	“Term” has the meaning as set forth in Section 19.1.

1.70.	“Transfer Request” has the meaning set forth in Section 20.1.

1.71.	“Transferred IP” has the meaning as set forth in Section 15.5.3.

1.72.	“USP Services” has the meaning as set forth in Section 10.1.

1.73.	“USP/DSP Reservation” has the meaning as set forth in Section 10.1.

2.	Commercial Terms

2.1.
Scope. This Contract sets forth the terms and conditions under which Rentschler will manufacture commercial quantities of the Product for Customer. The Parties agree that these terms and conditions are applicable to each Purchase Order placed during the Term.

2.2.	Rentschler Obligations. Rentschler shall cooperate with Customer in performing the transfer to Rentschler of the process and Cell Line and any associated

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

Technology necessary for the purpose of Manufacturing Product in commercial quantities under this Contract, including the transfer of the [***] to Rentschler pursuant to the MDSA (such activities, the “Initial Technology Transfer”). Rentschler shall implement at the Facility the ability to Manufacture Product for sale solely to the Customer in accordance with the Specification, cGMP, and the DMF at commercial scale in order that Rentschler has the capacity to produce (as further defined by the forecasting process described in Section 3.3. a quantity of at least [***] Batches in each [***] period following the Scale-Up Date (the “Batch Capacity”). Rentschler will also perform the Manufacturing in compliance with the marketing authorization and in accordance with the Specifications for such Manufacturing, which shall be mutually agreed by the Parties no later than [***] prior to the first vial thaw for the first process qualification Batch, and set forth once agreed and updated thereafter in writing accordance with a mutually agreed change control system as set forth in the Quality Agreement, and attached thereafter as a schedule to the Quality Agreement. Customer shall inform Rentschler about any contemplated change in the marketing authorization or other regulatory requirements for Product which may have an impact on the Manufacture.

2.3.	Customer Obligations. Unless agreed to in writing by Rentschler, Customer is solely responsible for:

2.3.1	providing complete and accurate requirements to enable the Parties to define the Specifications;

2.3.2	providing Rentschler with complete and accurate information and requirement of the marketing authorization (also the Material Data Safety Sheet) necessary to perform the Manufacturing;

2.3.3	maintaining the DMF; and

2.3.4	performing such other obligations as Rentschler may reasonably request from time to time as are necessary to support Rentschler’s Manufacturing of Product pursuant to this Contract.

2.4.
No Default. Rentschler will not be liable to Customer nor be deemed to have breached this Contract to the extent that such liability or alleged breach is the result of errors, delays or other consequences arising from (i) Customer’s failure to provide documents or information in a timely manner, or (ii) breach of Customer's obligations. If Customer delays or suspends the forecasted quantities the consequences as listed in Section 10. shall apply.

2.5.
Procurement Services. Rentschler will undertake for Customer, but in its own name and on its own behalf, to procure all resins, media, consumables and materials necessary for Manufacturing (collectively “Consumables”). Customer will reimburse Rentschler within [***] following the presentation of an itemized invoice, for all out-of-pocket costs actually incurred by Rentschler for procurement of such Consumables, (which shall be passed through to Customer), plus a handling fee (to be applied solely to the cost of such Consumables, excluding any taxes, fees or charges applicable thereto) according to the following terms:

a) cell culture media and chromatographic resins: a handling fee of [***] will apply.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

b) a tiered handling fee shall apply to other materials and consumables based on the number of Batches included in the Binding Forecast for the [***] period commencing in the month in which the materials were procured by Rentschler:

Number of Batches Forecasted in [***] period following the date of purchase of materials	Handling Fee
[***]	[***]
[***]	[***]
[***]	[***]
c) Rentschler will use its [***] to place any purchase order for all Consumables to match any necessary lead time provided by the suppliers of such Consumables. For any delay or default of the supplier outside the reasonable control of Rentschler, Rentschler shall not be responsible, provided that Rentschler shall notify Customer promptly in writing of any such delay or default, and the Parties shall discuss in good faith and agree upon the steps to be taken to mitigate such delay or default. In any event, Rentschler shall use its [***] to work with such supplier, or an alternative supplier, to procure the necessary Consumables as soon as practically possible.

3.	Preferred Supplier, Contingency and Forecasts

3.1.	Price. Rentschler shall supply all Product Manufactured pursuant to this Contract at the Price, as further set forth in Section 9.

3.2.
Minimum Purchase Quantity. During each [***] period of the Term, beginning with Customer’s receipt of the first marketing authorisation until expiration or termination of this Contract, Customer shall include within its Binding Forecast, and place Purchase Orders for, a minimum quantity of the [***], or (b) [***], at the agreed price (the “Minimum Purchase Obligation”). Such Minimum Purchase Obligation shall not be deemed to be a warranty or a guarantee by Rentschler to provide any such capacity, provided that if Customer submits a Binding Forecast and places Purchase Orders for [***] in each such [***] period, Customer will be deemed to have fulfilled the Minimum Purchase Obligation, and shall have no further obligation to purchase any specified quantity of Product from Rentschler during the respective [***] period. Further, if Rentschler fails to provide the capacity for the supply of Product (including as a result of a rejection by Rentschler of a Long Range Forecast or any portion thereof for the applicable period that was within the Batch Capacity), and/or to supply such Product against such Purchase Orders for any reason, Customer shall have no obligation to place additional Purchase Orders during such [***] period or any subsequent period to make up the shortfall in quantity caused by Rentschler’s failure to provide capacity or supply the quantity of Product ordered by Customer.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

3.3.
Long Range Forecast. At least [***] before the first market supply is intended, Customer will provide a good faith rolling forecast covering [***], which Customer will update quarterly, specifying the Product, the ordered quantity and the expected delivery dates (“Long Range Forecast”). If Rentschler does not object within [***] after the receipt of the initial Long Range Forecast and each subsequent quarterly Long Range Forecast, the Long Range Forecast shall be deemed accepted, and following the date upon which the Initial Technology Transfer is completed, (a) the first [***] of each Long Range Forecast shall become binding for both Parties as to the aggregate quantity of Product for which Purchase Orders must be placed during [***] (the “Binding Forecast”), and the second [***] of each Long Range Forecast shall be non-binding (b) Rentschler may not reject any updated Long Range Forecast for any quantity of Product that is (i) for months [***] of the updated Long Range Forecast less than or equal to the immediately preceding Long Range Forecast, for the corresponding period, and (ii) for months [***] of such updated Long Range Forecast within the Batch Capacity, and (c) Rentschler shall be required to supply to Customer any quantity of Product included in a Binding Forecast that is less than or equal to the Long Range Forecast provided by Customer for the applicable period. Any cancellation or reduction in the quantity of Product purchased during the period of the Binding Forecast by Customer will be subject to Section 10.2. For clarity, (A) no portion of the Long Range Forecast will become a Binding Forecast until such time as the Initial Technology Transfer has been completed so that Product is able to be Manufactured at commercial scale, unless Customer notifies Rentschler in writing that it wishes to place a Binding Forecast prior to completion of the Initial Technology Transfer, and (B) if the Initial Technology Transfer has not been completed to Customer’s reasonable satisfaction in order to enable the Manufacture of commercial quantities of Product by June 30, 2017, Section 19.4 will apply. For the avoidance of doubt, and without limiting any of the foregoing, Rentschler is not obligated to reserve resources as long as the Long Range Forecast is not a Binding Forecast.

3.4.
Second Source. At any time during the Term, and subject to Section 3.2., Customer shall have the right to utilize one or more second source(s) of Manufacture for Product (a “Second Source”). Such Second Source may be any third party manufacturer designated by Customer. Upon Customer’s written request, Rentschler shall cooperate with Customer and shall use its best efforts to support Customer in its efforts to source from any Second Source, including by performing Technology Transfer to such Second Source as set forth in Section 20., at Customer’s expense.

3.5.
Purchase Order. Customer shall order Product by written or electronic purchase orders (or by any other means mutually agreed by the Parties) in a form to be mutually agreed by the Parties (each a “Purchase Order”). Each Purchase Order shall be binding as far as it is in line with the Binding Forecast, and any cancellation thereof shall be subject to Section 10. Each Purchase Order shall set forth the quantity of Product to be ordered and the requested delivery date. Rentschler shall deliver the amount of Product specified in each Purchase Order no later than the dates specified therein. The initial Purchase Order of Product by Customer shall be provided before or with the initial Binding Forecast. Prior to the beginning of each Calendar Quarter, but at least [***] prior to the earliest desired date of delivery, Customer shall place binding Purchase Orders for Product consistent with the Binding Forecast.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

3.6.
Conflicts. Any Purchase Order placed by Customer shall not deviate from, change, modify or amend the terms of this Contract, unless specifically agreed by the Parties in writing. To the extent that there is any conflict or inconsistency between this Contract and any Binding Forecast, Purchase Order, or any other document pertaining to the Manufacture or supply of Product, the terms of this Contract shall govern.

3.7.
Failure to Supply Product. Rentschler shall use its [***] to fulfill all binding Purchase Orders. In the event that Rentschler fails to deliver at least [***] of the Target Amount of Product ordered in a particular Purchase Order in accordance with the terms of such Purchase Order, and such failure is caused by Rentschler´s [***], Customer shall have the right to take any and all steps necessary to cover any such shortfall in the supply of Product and to modify any then outstanding Purchase Orders without penalty. Notwithstanding the foregoing, Customer agrees that except in the case of [***] by Rentschler, any shortfall in the delivered quantity of Product shall be [***], provided that Rentschler shall use its best efforts to [***], including without limitation by [***]. Rentschler shall notify Customer in writing of the expected timing of [***], which shall be delivered [***] within [***] following the date of failed supply.

3.8.
[***]. During the Term, Customer shall [***] at Customer’s premises or at the premises of Customer’s third party designee, which may be Rentschler or a Rentschler Affiliate) [***] Product [***] by Rentschler (the [***]). Customer shall prepare, in its sole discretion, a policy governing [***], and shall, upon written request by Rentschler, make such policy available to Rentschler for review, provided that such policy shall be the Confidential Information of Customer, and Customer may redact any commercially sensitive information from such policy prior to making it available to Rentschler. Customer shall consider in good faith any reasonable comments by Rentschler in relation to such [***] policy. If Customer requests that [***], such [***] shall be provided on the terms set forth in Section 8.

4.	Professional Services, cGMP, Quality Agreement

4.1.
Personnel. Rentschler will assign a sufficient number of professionally qualified personnel to perform the Manufacture in a professional and workmanlike manner in accordance with recognized industry standards. Each Party shall fully and reasonably cooperate with the other Party to provide appropriate information and assistance to the other Party in connection with the Manufacture, responding in a reasonable and timely manner with respect to all reasonable requests for information and approval.

4.2.
Project Managers. Each Party shall appoint a project manager, who shall have sufficient authority, experience and knowledge to execute the responsibilities of the appointing Party (each, a “Project Manager”). The Project Managers shall be the principal point of contact between the Parties with respect to daily implementation of the Manufacture and for the other activities contemplated by this Contract. The Project Manager for each Party shall be identified in writing to the other Party within [***] after the Effective Date. Each Party may change its Project Manager upon written notice to the other Party. Commencing the Effective Date the Project Managers shall meet at least [***] per Calendar Quarter during the Term and as otherwise agreed by the Parties either by video conference or

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

telephonically until the earlier of the date of first commercial sale of the Product or termination of this Contract. The Project Managers shall keep the Parties fully informed regarding the status of activities under this Contract during the Term.

4.3.
cGMP Compliance. Where the German Pharmaceuticals Act, the German Regulation for Manufacturing of Medicinal Products and Active Ingredients and the Guidelines to Good Manufacturing Practice of Medicinal Products for Human and Veterinary Use of the European Union (“EU cGMP Guidelines”) or the applicable Purchase Order or other Applicable Law requires Rentschler to do so, Rentschler shall comply with cGMP as regulated under the EU cGMP Guidelines and under Title 21, Parts 210, 211, 600 and 610 of the Code of Federal Regulations of the United States of America, as amended from time to time, and the International Committee on Harmonization and other comparable guidelines, directives or standards required by governmental authorities in the United States and European Union. If Customer requests Rentschler to comply with cGMP as regulated under other jurisdictions, Customer will provide Rentschler with information required to comply with such cGMP rules and the Parties will mutually agree prior to the Manufacture of Product under such cGMP rules, if and how the additional requirement can be met.

4.4.
Quality Agreement. Within [***] following the Effective Date, or a date otherwise agreed between the Parties, the Parties will conclude a contract, or amend an existing contract covering quality assurance and quality control for the Product that may already be in place between the Parties, that defines in detail the responsibilities of each Party with respect to quality assurance and quality control issues relating to Manufacture of Product under cGMP conditions (the “Quality Agreement”). In the event of a conflict between the Quality Agreement and this Contract concerning compliance with cGMP or issues relating to quality assurance and quality control, the provisions of the Quality Agreement shall govern. As regards other conflicts, this Contract shall prevail. Rentschler shall maintain complete and accurate written records to verify compliance with this Section 4.4. and Customer may audit such records in accordance with Section 7.4.

4.5.
Specifications. Any changes to the Specifications during the Term shall be mutually agreed in accordance with procedures to be set forth in the Quality Agreement. Customer shall not make any changes to the Specifications without the prior written permission of Rentschler, which shall not be unreasonably withheld. In the event that Customer makes any changes to the Specifications without Rentschler’s prior written consent, Customer shall be solely responsible for the consequences of such changes and for any claim for damages or indemnification arising directly therefrom.

4.6.
Consents and Permits. Rentschler shall obtain and maintain all governmental licenses and permits necessary to establish and operate the Facility for performance hereunder, including but not limited to those required by the FDA or any Government Authority in any jurisdiction. Rentschler shall operate the Facility in compliance with all Applicable Laws and Rentschler shall promptly notify Customer in writing if any applicable regulatory agency or Government Authority issues a finding that materially affects Rentschler’s ability to perform under this Contract.

4.7.	Subcontracting. Rentschler may not, without Customer’s express written consent, subcontract any of the Manufacturing hereunder to a third party.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

5.	Steering Committee

5.1.
Representatives. The Parties shall form a Steering Committee which shall comprise a minimum of [***] and an equal number of representatives (“Representatives") from each of Rentschler and Customer, and each Party shall notify the other of its elected Representatives (the “Steering Committee”). Each Representative shall carry an equal vote and proxy votes may be granted by Representatives to their fellow Representative(s) if they are unable to attend meetings. The Steering Committee will take action by unanimous consent of its Representatives. Each Party shall be entitled to change their respective nominated Representatives at any time and shall promptly give written notice of the change to the other Party.

5.2.
Meetings. The Steering Committee may meet in person or by telephone. The Steering Committee shall meet at such times as the Steering Committee determines reasonably necessary, but no less than once per Calendar Quarter (unless the Parties mutually agree otherwise), one of which shall be an in-person meeting.

5.3.
Dispute Resolution. Should the Steering Committee be unable to reach agreement on any issue (a “Dispute”), the Dispute shall be referred for resolution by one or more meetings between a member of the senior management team from each Party (the “Executives”), which meeting(s) may be by teleconference. Each Executive shall act in good faith and discuss the issues relating to the Dispute to seek a resolution amicably acceptable to both Parties. In case such Executives cannot agree within [***] after such meeting(s), then before resorting to arbitration or litigation, unless injunctive relief is required by either Party (as set forth in Section 24.3.) when either Party shall be free to resort to litigation, the Parties shall use their reasonable efforts to negotiate in good faith and settle amicably the Dispute. If the Dispute cannot be settled through negotiations by the Executives, either Party may give to the other a notice in writing (a “Dispute Notice”). Within [***] of the Dispute Notice being given the Parties shall each refer the Dispute to their respective Chief Executive Officers who shall attempt to resolve the Dispute.

6.	Delivery

6.1.
Delivery Terms. The place of performance is the Facility. Delivery of all Products by Rentschler shall be made [***] (Incoterms 2010). Transfer of title and risk of loss of Product subject to a given Purchase Order shall occur when Rentschler notifies Customer in writing that the Product has been Released and is ready for dispatch. Following notification of Release, Rentschler may either (a) place Product with a common carrier for delivery to Customer or to a third party as directed by Customer, or (b) store the applicable Product at the Facility or other mutually agreed location upon the conditions of storage (including the applicable fees) set forth in Section 8. For Product that is not directed to storage, Rentschler shall package and arrange for shipment of Products to the delivery address specified by Customer, all in accordance with the instructions of Customer.

6.2.
Cooperation. Without prejudice to the [***] delivery terms, Rentschler will reasonably support Customer in the preparation and management of shipments to Customer or third party as directed by Customer. Each shipment of cGMP Product will follow the criteria and contain the documents set forth in the Quality

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

Agreement. The Parties shall cooperate reasonably to obtain all customs licenses or permits or export certificates necessary to ship the Product.

6.3.
Non-Conforming Product. Customer may reject some or all of a Batch of Product if (a) Rentschler fails to [***], (b) the Batch does not [***], or has been [***], or (c) the Batch, if intended for human use, was not [***] at the place of Manufacturing (the Product described in (a) through (c), “Non-Conforming Product”). Non-Conforming Product rejected by Customer shall be subject to Section 11.

6.4.
Recalls. Customer shall have the sole discretion to withdraw or recall any Product, and shall be responsible for directing all administrative and regulatory actions relating thereto. In the event that Customer withdraws or recalls any Product Manufactured and supplied by Rentschler, Rentschler shall cooperate with Customer as reasonably requested in connection with any such withdrawal or recall, including complying with all applicable laws and regulations. Rentschler shall reimburse to Customer the cost of any recall to the extent due to Rentschler’s [***], or Rentschler’s [***] or [***], and shall also, at Customer’s election (subject to the remainder of this Section 6.4.), either [***], as set forth in Section 11.2. for Non-Conforming Product, provided that Customer may only [***] under Section 11.2.(b) if Rentschler is unable to schedule and deliver the replacement Product within [***] following the date of determination of Non-Conformance. Rentschler’s liability under this Section 6.4. shall be [***]. Rentschler shall also be responsible for the costs to return any recalled or withdrawn Product from Customer to Rentschler which, shall be also subject [***].

7.	Regulatory Matters, Audits and Inspections

7.1.
Regulatory Filings. Customer shall have sole responsibility for all submissions and filings with any regulatory authority, including without limitation any IND, BLA, MAA, comparability filing or other similar filing. Notwithstanding anything contained in this Contract to the contrary, Rentschler shall not initiate or participate in any communications with the FDA or any other domestic or foreign governmental authority concerning the subject matter hereof unless required by law or requested to do so by Customer, and then only upon prior consultation with Customer.

7.2.
Storage of Product Samples. Rentschler shall retain and store samples of all cGMP Product released by Rentschler’s Qualified Person with a Certificate of Analysis under this Contract for such period as may be required by applicable regulatory requirements applicable in Europe and the United States of America to the Manufacture of cGMP Product for human use. In the absence of a definitive time period, such period shall be [***] from the date of Release or delivery. If the Parties agree, Rentschler shall retain such samples for a longer period at Customer’s cost.

7.3.
Records. Rentschler shall maintain suitable written records to verify compliance with the provisions of this Contract relating to cGMP, including without limitation Sections 2.2., 4.3., 7.2., 8.2. and 18.2.4., as well as compliance with the Quality Agreement.

7.4.
cGMP Compliance Audit. Customer and/or its duly authorized Representatives (which may include any collaborator or partner of Customer) can conduct an inspection or audit of the Facility and the Manufacturing process and services

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

being provided hereunder by representatives with appropriate qualifications or experience, [***] per year (with the exception of For-Cause Audits (as defined below), or any audit or inspection requested by the FDA or other regulatory authority), as required by or to verify compliance with cGMP, the Specifications, the Quality Agreement and applicable law in a manner that is customary in the biopharmaceutical contract business.

7.4.1.	Customer will request an appointment for regular audits or inspections with Rentschler at the latest [***] before and agree on the dates, the scope, and further details as the case may be.

7.4.2.	Rentschler will without undue delay (in any event not to exceed [***]) allow for audits caused by events which could put the quality of Customer’s Product at risk (“For-Cause Audits”).

7.4.3.
For regular audits and inspections (other than For Cause Audits) permitted under Section 7.4., Customer and its duly authorized representatives will have reasonable access to Facility used to Manufacture the respective Product, during operating hours and during active Manufacturing of the respective Product, to inspect the Facility and Manufacturing process.

7.5.
Inspection. If any Governmental Authority conducts or gives notice to Rentschler of its intent to conduct an inspection of the Facility or take any other regulatory action with respect to the Manufacture hereunder, Rentschler will promptly give Customer notice thereof, including all information and copies of correspondence pertinent thereto and will use their reasonable efforts to obtain approval for Customer or its authorized representative to take part in the inspection. Customer shall bear any costs of such inspection for any authority located, except for inspections performed by authorities of the EU or by FDA.

8.	Storage

8.1.	Storage. Rentschler shall upon request by Customer store Product, including any mutually agreed [***] at its Facility or other mutually agreed location as set forth in this Section 8.

8.2.
Storage Terms. The Price for Product is exclusive of costs of storage of Products Manufactured by Rentschler for Customer. If Customer requests Rentschler to store any quantity of Product, the storage capacities have to be agreed with Rentschler. As long as sufficient storage capacities are available Rentschler will store such Product appropriately according to cGMP and Applicable Laws in as many storage bins as reasonably required. Customer shall be responsible, at its expense, for insuring Product while in storage at Rentschler’s facilities. Rentschler will invoice Customer per used storage unit at the end of each Calendar Quarter. One storage unit is defined as one palette, one shelf, one storing position and/or one freezing compartment. The storage prices are as follows:

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

Storage Area	Storage Conditions	Price per storage unit and Calendar Quarter
High Rack Warehouse	15-25°C	[***]
Cooling Warehouse	2-8°C	[***]
Freezing Warehouse	-20°C	[***]
Deep Freezer	-70°C	[***]
Cell Bank Storage	N2 vapour phase	[***]

8.3.	Storage Fee Review. Rentschler can adjust the storage prices [***] according to the percentage increase [***]. Rentschler shall inform Customer of such increase within [***] of such increase.

9.	Price and Payments, Records of Consumables

9.1.	Price. The Price for the Product is set forth in Schedule 1. Following Manufacture of the first [***] for commercial supply, [***].

9.2.	Payment Terms. Payments must be made in [***] and are payable within [***] from date of invoice. Invoices are to be issued according to the following instalments:
a) [***] of the agreed payment upon removal of the vial of cells from the cGMP working cell bank that is suitable for Manufacture of the applicable Batch, from frozen storage.
b) [***] of the agreed payment upon Rentschler’s Release of the respective Batch.

9.3.
Price Adjustment. The Price for Product may increase [***], commencing on [***]. Any increase will be based on [***] of the [***] and [***], provided however, that the aggregate of any such increases shall not increase the Price of Product more than [***] per year.

9.4.
Books and Records. Rentschler shall keep complete, true and accurate books and records necessary for the calculation of (a) the amounts invoiced for Consumables purchased by Rentschler under Section 2.5., including the applicable handling fees and any discounts, rebates or similar price reductions directly relating to such Consumables, and (b) any other amounts invoiced by Rentschler to Customer under this Contract during the Term. Upon Customer’s request, Rentschler shall promptly provide Customer with copies of the records of the supply of Consumables to Rentschler by third parties, in order that Customer can verify the amounts invoiced to Customer hereunder, and the handling fees charged by Rentschler on such Consumables pursuant to Section 2.5. If Customer identified any undisputed discrepancy between the amounts charged to Customer by Rentschler for such Consumables, and the amount that should have been

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

charged under Section 2.5., Rentschler shall, within [***] of being notified by Customer of the discrepancy, refund to Customer the amount of such overpayment.

10.	Reservation, Exit Fee

10.1.
Reservation of Manufacturing Capacity. Customer acknowledges and agrees that immediately following Customer’s placement of Purchase Orders or upon the commencement of a Binding Forecast period that requires either (a) Manufacture including upstream processing, during which proteins are produced by cells genetically engineered to contain the gene which will express the protein of interest (“USP Services”) and/or (b) Manufacture including downstream processing, during which the produced protein is isolated and purified (“DSP Services”), Rentschler will make a binding reservation of Manufacturing capacity at the applicable Rentschler cGMP facility for a time period that will enable Manufacture of Product for delivery on the dates as shown in the respective Purchase Order (the “USP/DSP Reservation”). If the dates or time lines in the Purchase Order are amended by mutual agreement of the Parties in writing pursuant to Section 3.4., Rentschler shall also change the USP/DSP Reservation to reflect the amended Purchase Order.

10.2.
Exit Fees. If Customer cancels any Purchase Order, or does not submit a Purchase Order following a Binding Forecast, or requests a reduction in the quantity of Product to be Manufactured by Rentschler that is the subject of a Binding Forecast, the associated USP/DSP Reservation shall also be cancelled, and in such case, Customer shall be liable for an exit fee (the “Exit Fee”) as follows:

Time period between cancellation and the start date of the USP/DSP Reservation	Exit Fee (percentage of the Price applicable to the Product in the cancelled Purchase Order)
[***]	[***]
[***]	[***]
[***]	[***]
Notwithstanding the foregoing, Rentschler shall use its commercially reasonable efforts to reschedule Manufacturing services at its cGMP Facility in order to fill any cancelled USP/DSP Reservation. Rentschler shall be entitled to the Exit Fees set forth in this Section 10.2. for the cancellation of the USP/DSP Reservation only if Rentschler cannot use the Manufacturing capacity covered by the cancelled USP/DSP Reservation for another order for Customer or any third party customer of Rentschler. No Exit Fee shall be due for the cancellation of any services other than the USP/DSP Reservation, with the exception of Consumables that cannot be used for other purposes or third party services that have already been provided or are unable to be cancelled, which shall be charged to Customer in accordance with Section 2.5.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

11.	Inspections, Defective Product

11.1.
Inspection of Product. Rentschler shall conduct an outgoing inspection in accordance with the provisions of the Quality Agreement. Upon receipt of each shipment of Product, Customer, or a third party designated by Customer for receipt of Product, shall conduct an acceptance inspection in accordance with the Specification as well as a visual inspection. Customer shall inform Rentschler of the result(s) of the pharmaceutical inspection, including the judgment of acceptance or rejection in writing within [***] after the receipt of such shipment of Product. If Customer fails to notify Rentschler of a rejection within such [***], the shipment of Product shall be deemed accepted by Customer.

11.2.
Remedies for Non-Conforming Product. If Rentschler supplies Non-Conforming Product (as defined in Section 6.3.), Rentschler will, at Customer’s option (subject to the remainder of this Section 11.2., either (a) as soon as practically possible, [***] the Non-Conforming Product [***] that [***], at [***], or (b) [***] for the Batch of Non-Conforming Product [***]. Notwithstanding the foregoing, and subject to Section 12.1., Customer may only, [***], elect [***] following the date of determination of Non-Conformance.

11.3.
NO WARRANTY. TO THE EXTENT PERMITTED BY LAW, THE PRODUCT IS DELIVERED TO CUSTOMER “AS IS” AND EXCEPT AS SET FORTH IN THIS CONTRACT, INCLUDING WITH RESPECT TO RENTSCHLER’S REPRESENTATIONS AND WARRANTIES UNDER SECTION 18., RENTSCHLER MAKES NO WARRANTIES, REPRESENTATIONS OR GUARANTEES NOR ANY TERMS AND/OR CONDITIONS OF ANY KIND WHATSOEVER, EITHER EXPRESS OR IMPLIED WHETHER BY STATUTE, COMMON LAW, CUSTOM, COURSE OF DEALING OR OTHERWISE, INCLUDING ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT, FITNESS FOR A PARTICULAR PURPOSE.

12.	Limitation of Liability and Indemnification

12.1.	The limitations set forth in [***] shall not apply to a Party’s liability to the other for [***], or to any liability of either Party to the other Party or any third party [***].

12.2.	The Parties [***] any liability to the other Party for [***] or [***] as well as [***] or [***], and for [***].

12.3.	Except as set forth in [***], each Party’s overall liability to the other Party arising out of or in connection with this Contract, [***], shall be limited to [***] but in no case [***].

12.4.	Customer’s claims against [***]. Rentschler’s claims against [***]. Any claim [***] will become [***].

12.5.
Customer shall indemnify, defend and hold Rentschler, its Affiliates and their respective officers, employees and agents (“Rentschler Indemnitees”) harmless from and against any losses, liabilities, damages, costs, fees and expenses (including reasonable attorneys’ fees) (“Losses”) resulting from [***]:

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

(a)     the [***], including [***] any of the foregoing activities;
(b)     [***], except to the extent such [***]; or
(c)     [***],
provided that [***] with respect to [***] to the extent that [***] pursuant to Section 12.6.

12.6.
Rentschler shall indemnify, defend and hold Customer, its Affiliates and their respective officers, employees and agents (“Customer Indemnitees”) harmless from and against any Losses resulting from [***]:

(a)     any [***] any [***] as a result of [***];
(b)     [***], to the extent such [***]; or
(c)    [***],
provided that [***] with respect to [***] to the extent that [***] pursuant to Section 12.5.

12.7.	For the purposes of this Contract, including Sections 12.5. and 12.6., [***] if (i) it [***], or (ii) it [***].

13.	Costs of further Use and Liability for Administrative Procedures

13.1.
Administrative Costs and Fees. All costs concerning the further use or importation by Customer of any Product resulting from the Services are to be borne by Customer, including any administration fees connected with the marketing of the Product, even if the respective administrative authority should charge Rentschler directly. For any such fees invoiced to Rentschler directly, Customer shall reimburse Rentschler (or pay to Rentschler, if notified in advance of when such fee becomes due) any fees that Rentschler is required to remit on Customer’s behalf pursuant to this Section 13.1. [***] following a valid invoice for such fees, unless the Parties otherwise agree an alternative payment period in writing at the time Customer is notified of the applicable fee. Customer will inform Rentschler about any administrative requirement applicable to Rentschler of any country Customer is marketing its Product as soon as possible.

13.2.
Cooperation. If Rentschler’s cooperation is required in administrative procedures in procedures of admission, customs or of importation, Customer indemnifies Rentschler from any liability which may arise out of this cooperation. That applies, in particular, in cases, where Rentschler, on Customer’s request, makes statements or applications at or towards any Governmental Authority or where Rentschler participates in making those statements or applications.

14.	Use of Intellectual Property Rights

14.1.	Rentschler hereby grants to Customer a [***] to [***] as described below and [***] solely to [***], unless expressly otherwise agreed.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

14.2.	If the performance of the Services requires the use of [***], Customer hereby grants to Rentschler a [***] (or, in the case of the [***].

15.	Reports, Ownership, Inventions

15.1.	Rentschler shall provide Customer with copies of all Batch documentation.

15.2.
In return for reasonable compensation, Rentschler shall supply Customer with data, results and information required to comply with any request of any applicable regulatory body or to comply with such regulatory body’s requirement.

15.3.
For the avoidance of doubt, all documents generated as a result of Rentschler’s performance under this Contract and delivered to Customer by Rentschler under this Contract, data related thereto and all regulatory filings and approvals for the respective Product will be the sole and exclusive property of Customer.

15.4.
Intellectual property that (i) [***], and (ii) [***] will be [***] shall control patent prosecution and maintenance thereof. [***] agrees to assign and hereby assigns to [***] all right title and interest it may have in any [***]. [***] shall provide reasonable assistance to [***] for any action which may be necessary to assign or otherwise transfer any rights to [***]. [***] shall notify [***] within [***] days of becoming aware of such [***].

15.5.	Intellectual property that (i) [***], and (ii) [***], and (iii) [***] will be [***] shall control patent prosecution and maintenance thereof.

15.5.1.
Intellectual property that (i) [***], and (ii) [***], including without limitation [***] shall be [***] and will be [***] except as set forth [***]. In any case [***], including without limitation [***], the Parties shall reasonably cooperate in the preparation, filing, prosecution and maintenance of such patent application.

15.5.2.
[***] shall control patent prosecution and maintenance of [***], shall pay all costs associated therewith, shall keep [***] reasonably apprised of the status thereof, and at the request of [***] shall copy its designated patent counsel on all prosecution correspondence with patent offices and provide it a reasonable opportunity to comment thereon. [***] will reasonably consider the input of [***] designated patent counsel, if any, with respect to the prosecution of any Claims in such [***] and shall reasonably cooperate to effect the filing of [***]. [***] agrees to assign and hereby assigns to Customer all right, title and interest it may have in any [***].

15.5.3.
If a patent [***] that (i) [***] and/or (ii) [***] hereby assigns and shall promptly execute any documents necessary to assign the patent or patent application to [***]. Thereafter, [***] shall control patent prosecution and maintenance thereof and shall pay all costs associated therewith. [***] will reasonably consider the input of [***] designated patent counsel with respect to the prosecution of any Claims in such [***], as requested by [***].

15.6.	Any intellectual property arising in connection with the [***] shall be [***].

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

15.7.
The Parties shall be obligated to [***] arising under the [***] shall be the responsibility of the Party [***], following the [***] as set forth in this Contract and an invoice for same from [***]. For clarity, [***] agrees to [***] and invoice [***].

15.8.	[***] shall have the [***]. [***] shall assist [***], upon request [***] in taking any action to [***] and shall [***], including any [***] shall be used [***] of [***].

16.	Documents

16.1.	Ownership. All documents which Rentschler receives from Customer for the purpose of activities pursuant to this Contract remain the property of Customer.

16.2.	Retention. Except as otherwise set forth herein, [***] after the completion of the respective Services, Rentschler may destroy the pertaining documentation.

16.3.
Archives. Rentschler may in each case archive a copy of all other documents and data produced at or in connection with the Manufacture in copy, and will not use this archive copy for any purposes other than to abide by the relevant commercial and tax law provisions or to the extent to which these documents and this data are suitable as proof of a circumstance on the basis of which an otherwise mandatory existing liability of Rentschler, in particular pursuant to the Product Liability Act, the Medical Devices Act or the Pharmaceuticals Act, could be excluded. Rentschler agrees to notify Customer in writing a reasonable amount of time prior to any planned destruction of any of the above referenced documents and provide Customer with the opportunity to control the disposition of such documents. Customer shall bear all costs incurred by Rentschler in complying with any such written instructions furnished by Customer.

16.4.
Exceptions. Notwithstanding anything to the contrary in this Contract, Rentschler shall not be required to destroy any computer files stored securely by Rentschler that are created during automatic system back-up.

17.	Confidentiality

17.1.	The following information of Rentschler is confidential:

17.1.1.
all technical and non-technical information relating to the products and the business of Rentschler and its subcontractors performing parts of the Manufacture for the benefit of Customer including without limitation any and all information concerning: Rentschler´s toll manufacturing business and process development including but not limited, Rentschler Technology, Rentschler Intellectual Property;

17.1.2.	any information, that a reasonable person conversant with the circumstances of the exchange of information under this Contract would deem to be confidential;

17.1.3.	any information, that Customer obtains willingly or accidentally during a visit or audit of the Facility and that concerns any of the information as laid out under 17.1.1. or 17.1.2.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

(17.1.1. – 17.1.3. inclusive “Rentschler Confidential Information”)

17.2.	The following information of Customer is confidential:

17.2.1.
all technical and non-technical information relating to the Product and the business of Customer including without limitation any and all information concerning: Customer Technology, Customer Intellectual Property, Collaboration Intellectual Property and any other information generated under this Contract in connection with the Manufacture;

17.2.2.	any information of Customer that a reasonable person conversant with the circumstances of the exchange of information under this Contract would deem to be confidential.
(17.2.1. and 17.2.2. together “Customer Confidential Information”)

17.3.
The Parties will keep the Confidential Information of the respective other Parties secret. Customer will use Rentschler Confidential Information, and Rentschler will use Customer Confidential Information only to the extent required for the performance of the Contract.

17.4.
Each Party shall limit the disclosure of the other Party’s Confidential Information to officers or employees who reasonably require the same in performance of activities related to this Confidential Information in order to perform the Services, additionally, (i) in case of Rentschler to the employees of Rentschler, Inc., 400 Oser Ave., Suite 1650, Hauppauge, NY 11788, USA, and these officers and employees are obligated to treat the same as confidential in the same manner and to the same extent as provided herein, and (ii) in case of Customer, to its Affiliates and their directors, officers and employees, and its consultants. The receiving Party will use its best efforts to ensure that any consultant, employee, director or officer to whom it discloses Confidential Information will retain such information in strict confidence. Notwithstanding the foregoing, Customer may disclose Rentschler Confidential Information, including the existence and terms and conditions of this Contract to (a) its potential and actual collaborators and partners, as long as these are not engaged in direct competition with Rentschler, in connection with the development and commercialization of the Product, and (b) potential or actual investment bankers, acquirers, lenders or investors, and (c) advisors of Customer or any of the foregoing in (a) and (b) as far as such are bound to confidentiality terms.

17.5.
Rentschler is allowed to share the Confidential Information on a strictly need to know basis solely with those third party suppliers which are indicated in the respective Purchase Orders as permitted recipients of the Confidential Information and who are under written obligations of confidentiality no less stringent than those herein.

17.6.
The Parties acknowledge that Rentschler’s internal software and technical systems are maintained and operated by Rentschler SE, located at Erwin-Rentschler-Straße 21, 88471 Laupheim, Germany. During maintenance or operation of Rentschler´s internal software and hardware systems by Rentschler SE, Rentschler SE may come in contact with Confidential Information, as may information technology service providers engaged to repair Rentschler´s internal software or technical systems. These persons’ exposure to Confidential Information in the ordinary course of their services shall not constitute a breach of this Contract, provided,

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

however, that Rentschler SE and the respective information technology service provider act in good faith and are bound to obligations of confidentiality at least equal to those contained herein.

17.7.	Additionally, the receiving Party shall not be required to delete any files stored securely by the receiving Party that were created during automatic system back-up.

17.8.
The receiving Party may disclose Confidential Information to a governmental, administrative or other regulatory body or during judicial process to the extent required by mandatory law. In case of such disclosure, the receiving Party shall provide the disclosing Party with written notice of such request or requirement so that the disclosing Party may seek a protective order or other appropriate remedy. The Parties shall use all reasonable efforts to limit the disclosure and maintain the confidentiality of such Confidential Information to the extent permitted by Applicable Law and regulation. If the receiving Party is unable to inform the disclosing Party before the information is disclosed pursuant to this Section, it shall to the extent permitted by law inform the disclosing Party of the full circumstances of disclosure and the Confidential Information which has been disclosed immediately after the disclosure. The receiving Party agrees further to provide immediate notice to the disclosing Party in the case of any unauthorized use of Confidential Information.

17.9.
Rentschler may disclose this Contract and Customer Confidential Information to its insurers, its insurance brokers and to surveyors in case of occurrence of event insured as appropriately required. Rentschler will safeguard that insurance, insurance broker and surveyors are obligated to treat the same as confidential, either by law or by a separate non-disclosure agreement, in the same manner and to the same extent as provided herein.

17.10.
Customer may disclose this Contract and Rentschler Confidential Information to its insurers, its insurance brokers, its auditors, and governmental entities to the extent reasonably necessary in connection with pursuit of intellectual property procurement and protection, development and commercialization activities related to the Products, and applications and approvals to use and sell the Products. Moreover, Customer may disclose Rentschler Confidential Information to entities with which Customer has (or may have in the future) a marketing and/or development collaboration for the Products and who have a specific need to know such information and who are bound by reasonable obligations of confidentiality and restrictions on use.

17.11.	The provisions of this Section 17. do not apply to information which:

17.11.1.	the receiving Party already knew, the prior knowledge of which it can document by prior written records;

17.11.2.	is or becomes public knowledge other than through the receiving Party´s breach of this promise of confidentiality;

17.11.3.	the receiving Party receives in good faith from a third party not in violation of an obligation of confidentiality; or

17.11.4.	the receiving Party independently develops, discovers or arrives at without use of or reference to the Confidential Information.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

17.12.	For the avoidance of doubt, no provision in this Contract shall restrict each Party's right to disclose the existence of a business relationship between the Parties to potential customers.

17.13.	The provisions of this Section 17. shall survive the termination or expiration of this Contract for a period of [***].

18.	Representations and Warranties

18.1.	Each Party hereby represents, warrants and covenants to the other Party as follows:

18.1.1.	it is a corporation duly organized and validly existing under the laws of the jurisdiction of incorporation or formation;

18.1.2.	the execution, delivery and performance of this Contract by such Party has been duly authorized by all requisite corporate action;

18.1.3.	it has the power and authority to execute and deliver this Contract and to perform its obligations hereunder; and

18.1.4.
it has and shall maintain during the Term and for a period of [***] thereafter, comprehensive general liability insurance including coverage in amounts which are reasonable and customary in the pharmaceutical industry for companies of comparable size and activities at their respective place of business, including product liability insurance with coverage against all mandatory liability, including liability for personal injury, physical injury and property damage. Upon a Party’s written request, the other Party shall within [***] provide the requesting Party with a written confirmation of the existence of such insurance.

18.2.	Rentschler hereby represents and states that:

18.2.1.	it is entitled to use its Facility in Erwin-Rentschler-Straße 21, 88471 Laupheim, Germany for the purposes set forth in this Contract (the “Facility”);

18.2.2.	it has the right, without restriction, to grant the licenses granted under this Contract;

18.2.3.	it is entitled to use Rentschler’s Confidential Information for the purposes set forth in this Contract;

18.2.4.
all Product that is required to be produced to cGMP standards will, [***], (a) have been Manufactured in accordance with (i) cGMP requirements, (ii) all other Applicable Laws, (iii) [***], (iv) the Quality Agreement, and (v) the Acceptance Criteria, and (b) not be adulterated or misbranded under the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. § 321 et seq., as amended from time to time, or any comparable laws, rules or regulations applicable at the place of manufacture;

18.2.5.
it has not been debarred, nor is it subject to a pending debarment, and that it will not use in any capacity in connection with the Manufacture under this Contract any person who has been debarred pursuant to section 306 of the

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

FDCA, 21 U.S.C. § 335a, or who is the subject of a conviction described in such section. Rentschler agrees to notify Customer in writing immediately if Rentschler or any person who is performing Manufacture is debarred or is the subject of a conviction described in section 306, or if any action, suit, Claim, investigation, or proceeding is pending, or to Rentschler’s knowledge, is threatened, relating to the debarment or conviction of Rentschler or any person performing Manufacture under this Contract; and

18.2.6.	as of the Effective Date no third party has [***].

19.	Term and Termination

19.1.
This Contract is effective from the Effective Date and shall remain in force, absent earlier termination in accordance with this Section 19., for a term of seven (7) years (the “Initial Term”), and shall automatically extend for a further term of two (2) years (the “Renewal Term”), unless either Party gives at least eighteen (18) months’ written notice to terminate the Contract at the end of the Initial Term or at any time during the Renewal Term. The Parties may mutually agree to extend the term of this Contract following the end of the first Renewal Term for further periods of two (2) years, and each such two (2) year period shall be an additional Renewal Term. The Initial Term and any Renewal Term(s) shall constitute the “Term”. [***].

19.2.	Termination of this Contract shall not [***].

19.3.
If a Party materially breaches any material term or condition of this Contract, the other Party may notify the breaching Party in writing of such breach, setting forth the nature of the breach in reasonable detail. If the breaching Party fails to cure such breach within [***] after the receipt of the foregoing notice from the non-breaching Party, the non-breaching Party may terminate this Contract effective immediately upon a second written notice to the breaching Party.

19.4.
Customer may terminate this Contract at its election on [***] written notice to Rentschler if the Initial Technology Transfer has finally not been completed by June 30, 2017, subject to any Exit Fees payable under Section 10. for any Binding Forecast placed by Customer prior to such termination, provided that (a) this Section 19.4. shall not apply if the failure to complete the Initial Technology Transfer by June 30, 2017 is the result of Customer’s [***] or [***] in [***] necessary for Rentschler to [***], and (b) if the Initial Technology Transfer is completed after June 30, 2017, and Customer has not exercised its right to terminate the Contract under this Section 19.4. prior to such completion of the Initial Technology Transfer, Customer shall have [***] under this Section 19.4.

20.	Third Party Technology Transfer

20.1.
Upon (i) termination by either Party or during the notice period for such termination of this Contract or Purchase Order pursuant to Section 19.1., (ii) at any time at Customer’s sole discretion during the term of this Contract or a Purchase Order, including in connection with Customer’s appointment of a Second Source pursuant to Section 3.4.; or (iii) on approaching expiration of this Contract: Customer may by written notice (“Transfer Request”) to Rentschler seek assistance from Rentschler with respect to the transfer to another manufacturer of the [***] and any associated Technology solely for the purpose of Manufacturing Product

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

(“Technology Transfer”) Following Rentschler’s receipt of such Transfer Request, the Parties will establish, in good faith, a schedule and plan to enable a knowledgeable manufacturer to continue Manufacture of Product consistent with then current industry standards for effecting such transfer. Rentschler will thereafter use its commercially reasonable efforts to implement the plan.

20.2.
As part of the Technology Transfer, Rentschler will (i) transfer to the manufacturer or Customer, as Customer directs, all Technology, know-how and information necessary for performing the process by a party skilled in the art of biotechnology processing (ii) make available for collection, subject to any regulatory obligations, [***] generated pursuant to this Contract and the Manufacture up to the date of termination or expiry, i.e., Batch records, development reports and production process documentation, and (iii) transfer, or if transfer cannot reasonably be performed, make available, to Customer, all other documentation reasonably necessary for the Manufacture of the Product.

20.3.
Rentschler shall initiate Technology Transfer within [***] after written notice from Customer requesting such initiation (“Initiation Notice”), which Initiation Notice may be made by Customer [***] after the date of the Transfer Request.

20.4.	Customer shall [***] for similar technology transfer services.

21.	Force Majeure
Neither Party is liable to the other Party for failure or delay to the extent and for so long as such failure or delay results from causes beyond the reasonable control of such Party, including fires, earthquakes, floods, embargoes, wars, acts of war (whether war is declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts or other labour disturbances, acts of God or other acts, omissions or delays in acting by any administrative authority or other party. A force majeure event of Rentschler´s suppliers, or approved subcontractors shall be deemed to be a force majeure event of Rentschler solely with respect to the specific aspects of the Manufacture affected and Rentschler shall not be relieved of its responsibilities for aspects of the Manufacture unaffected by such force majeure event of the suppliers, or approved subcontractors.

22.	Form of Changes to this Contract
No change of this Contract is valid unless it is in writing and signed by the Parties.

23.	Further Assurances
From time to time on and after the Effective Date, each Party shall at the reasonable request of the other Party (a) deliver to the other Party such records, data, or other documents consistent with the provisions of this Contract, (b) execute, and deliver or cause to be delivered, all assignments, consents, documents, or further instruments of transfer or license, and (c) take or cause to be taken all other actions as such other Party may reasonably deem necessary or desirable in order for such Party to obtain the full benefits of this Contract and the transactions contemplated hereby, as far as necessary for any Party to execute their contractual rights and subject to the confidentiality requirements set forth in this Contract.

24.	Law and Venue

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

24.1.	Governing Law. Subject to Section 24.3. (ii), this Contract shall be governed by the laws of [***], [***]. The [***] shall not apply to this Contract.

24.2.	Dispute Resolution.

24.2.1.
All disputes arising out of or in connection with this Contract shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by [***] appointed in accordance with the said Rules. The language of the arbitration shall be English. The place of the arbitration shall be [***]. Judgment upon any awards rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

24.2.2.	Nothing in this Contract shall prevent either Party from seeking provisional measures from any court of competent jurisdiction,

24.2.3.
The Parties undertake to keep confidential all awards in their arbitration, together with all materials in the proceedings created for the purpose of the arbitration and all other documents produced by another Party in the proceedings not otherwise in the public domain, save and to the extent that disclosure may be required of a Party by legal duty, to protect or pursue a legal right or to enforce or challenge an award in legal proceedings before a court or other judicial authority.

24.3.
Injunctive Relief; [***]. Notwithstanding anything in this Contract to the contrary: (i) each Party shall have the right to seek injunctive relief from any court of competent jurisdiction and any such request shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate; and (ii) with respect to any dispute relating to [***], including without limitation [***].

25.	Independent Contractors
The relationship of Rentschler and Customer established by this Contract is that of independent contractors. Nothing in this Contract shall be constructed to create any other relationship between Rentschler and Customer. Neither Party shall have any right, power, or authority to bind the other or assume, create, or incur any expense, liability, or obligation, express or implied, on behalf of the other.

26.	Severability
In case one of the Sections of this Contract is invalid or unenforceable, the other Sections remain unaffected by this. The respective invalid or unenforceable Section is instead replaced by the valid Section which comes as close as possible to the original economic intention of the Parties with retroactive effect.

27.	Publicity
No press release or other form of publicity regarding this Contract shall be permitted by either Party to be published unless both Parties have indicated their consent to the form of the release in writing. Nothing in this Section shall prevent the Parties from disclosing this Contract, if and as far as required by applicable laws, rules or regulations. However,

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

the disclosing Party shall inform the other Party well in advance whenever reasonably possible and shall provide the opportunity to comment on such required disclosure (e.g. under U.S. Securities Exchange Commission rules).

28.	Notices
Any notice required or permitted to be given hereunder by either Party shall be in writing and shall be (i) delivered personally, (ii) sent by registered mail, return receipt requested, postage prepaid or (iii) delivered by facsimile with immediate confirmation of receipt, to the addresses or facsimile numbers set forth below:
If to Rentschler:
Rentschler Biotechnologie GmbH
Erwin-Rentschler-Str. 21
88471 Laupheim,
GERMANY
For the attention of: [***]
If to Customer:
Prothena Therapeutics Limited
Adelphi Plaza,
Upper George’s Street
Dún Laoghaire
A96 T927
IRELAND
For the attention of: [***]
With a copy to:
Prothena Biosciences Inc,
650 Gateway Boulevard,
South San Francisco, CA 94080
For the attention of: [***]

29.	Waiver
No waiver of any term, provision or condition of this Contract whether by conduct or otherwise in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition or of any other term, provision or condition of this Contract.

30.	No Third Party Beneficiaries
This Contract is neither expressly nor impliedly made for the benefit of any Party other than those executing it.

31.	Assignment

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

Rentschler may not assign or otherwise transfer this Contract or any Purchase Order, in whole or in part, without the prior written consent of Customer. Customer may assign this Contract to an Affiliate of Customer, or to a third party successor in interest in connection with a merger, acquisition or sale of Customer, or of all or substantially all of the assets to which this Contract relates without the consent of Rentschler. Any purported assignment or transfer in violation of this Section 31. shall be void. This Contract shall be binding upon and inure to the benefit of the Parties’ respective successors and permitted assigns.

32.	Counterparts
33.This Contract may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(Rest of page intentionally left blank, signature page follows immediately.)

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

Rentschler Biotechnologie GmbH Date: 09 Nov. 2016 Signature: /s/ Klaus Schoepe Name: Dr. Klaus Schoepe Position: VP Project Management	Date: 09 Nov 2016 Signature: /s/ Frank Mathias Name: Dr. Frank Mathias Position: CEO Rentschler Biotechnologie GmbH

Prothena Therapeutics Limited Date: Nov 9, 2016 Signature: /s/ Yvonne Tchrakian Name: Yvonne Tchrakian Position: Director

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by Prothena Corporation plc

Schedule 1

Price: Subject to the [***] for volume set out below, the Price (Rentschler fees not including Consumables and reasonable expenses for third party quality control testing services) payable by Customer per Batch of Product [***] volume discounts [***].
The Price shall be subject to [***] as set forth in the table below, based on [***] during each Contract Year. The Price shall be determined [***], based on the [***] for the applicable Contract Year.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.